Stockholders' Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Stockholders' Equity
Note 18. Stockholders’ Equity

The Exterran Corporation amended and restated certificate of incorporation authorizes 250.0 million shares of common stock and 50.0 million shares of preferred stock, each with a par value of $0.01 per share. To effect the Spin-off, on November 3, 2015, Archrock distributed 34,286,267 shares of our common stock to its shareholders. Archrock shareholders received one share of Exterran Corporation common stock for every two shares of Archrock common stock held at the close of business on the Record Date. Additionally, certain of Archrock’s common stock awards that were outstanding prior to the Spin-off were converted to Exterran Corporation’s common stock awards on November 3, 2015. The conversion of Archrock restricted stock into Exterran Corporation restricted stock resulted in the issuance of 505,512 shares of our common stock. See Note 19 for further discussion regarding stock-based compensation.

Pursuant to the separation and distribution agreement with Archrock and certain of our and Archrock’s respective affiliates, on November 3, 2015, EESLP transferred $532.6 million of net proceeds from borrowings under the Credit Facility to Archrock to allow it to repay a portion of its indebtedness in connection with the Spin-off.

Parent equity, which included retained earnings prior to the Spin-off, represents Archrock’s interest in our recorded net assets. Prior to the Spin-off, all transactions between us and Archrock were presented in the accompanying statements of stockholders’ equity as net distributions to parent. As of November 3, 2015, parent equity was converted to common stock and additional paid-in capital.

Comprehensive Income (Loss)

Components of comprehensive income (loss) are net income (loss) and all changes in stockholders’ equity during a period except those resulting from transactions with owners. Our accumulated other comprehensive income consists of foreign currency translation adjustments.

The following table presents the changes in accumulated other comprehensive income, net of tax, during the years ended December 31, 2015, 2016 and 2017 (in thousands):

Foreign Currency Translation Adjustment
Accumulated other comprehensive income, January 1, 2015	$26,745
Income recognized in other comprehensive income (loss)	2,453
Accumulated other comprehensive income, December 31, 2015	29,198
Income recognized in other comprehensive income (loss)	3,151
Loss reclassified from accumulated other comprehensive income (1)	15,159
Accumulated other comprehensive income, December 31, 2016	47,508
Loss recognized in other comprehensive income (loss)	(1,801)
Accumulated other comprehensive income, December 31, 2017	$45,707

(1)
During the year ended December 31, 2016, we reclassified a loss of $15.2 million related to foreign currency translation adjustments to income (loss) from discontinued operations in our statement of operations. This amount represents cumulative foreign currency translation adjustments associated with our Belleli CPE business that previously had been recognized in accumulated other comprehensive income. See Note 3 for further discussion of the sale of our Belleli CPE business.